Exhibit 99.1

           IDT Reports Fiscal Fourth Quarter and Year End 2007 Results


    --  52 Percent Revenue Increase Year-Over-Year

    --  184 Percent Non-GAAP Net Income Increase Year-Over-Year

    --  GAAP Net Loss Improves 91 Percent

    --  Over $200 Million in Operating Cash Flow Generation

    Business Editors/High-Tech Editors

    SAN JOSE, Calif.--(BUSINESS WIRE)--April 26, 2007--IDT(TM)
(Integrated Device Technology, Inc.) (NASDAQ:IDTI), a leading provider of vital semiconductor solutions, today announced results for the fiscal fourth quarter and year ended April 1, 2007.

    "Fiscal 2007 was an excellent year for IDT. We broke the $800 million revenue mark as we delivered seven consecutive quarters of revenue growth," stated Greg Lang, president and CEO of IDT. "In addition, our non-GAAP EPS has more than doubled from fiscal year 2006."

    Year-over-year highlights include:




                FY07            FY06                           %
                                                $ Change       Change
Revenue         $803.6 million  $527.8 million  $275.8 million 52%
Non-GAAP Net
 Income         $213.7 million  $75.2 million   $138.5 million 184%
Non-GAAP EPS(a) $1.05           $0.47           $0.58          123%
GAAP Net Loss   ($7.6) million  ($81.7) million $74.1 million  91%
GAAP EPS        ($0.04)         ($0.52)         $0.48          92%


    (a) Fully diluted

    The following highlights the Company's financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges, gains and losses in accordance with GAAP which are excluded from non-GAAP results based on management's determination that they are not directly reflective of on-going operations. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

    -- Revenue for the fiscal fourth quarter of 2007 was $206.7 million, up 23 percent from the same period one year ago and up slightly from the third fiscal quarter of 2007. Revenue for fiscal year 2007 was $803.6 million, up 52 percent from fiscal year 2006. Revenue for fiscal 2007 included the full effects of the merger with Integrated Circuit Systems, Inc. as compared to the inclusion of only six and a half months of revenue in fiscal 2006. Adjusting for this partial year would result in approximately 27 percent revenue growth year over year.

    -- GAAP net loss for the fiscal fourth quarter of 2007 was $3.4 million or $0.02 per diluted share, compared to a GAAP net loss of $26.5 million or $0.13 per diluted share in the same period one year ago. Fiscal fourth quarter 2007 GAAP results include $39.9 million of acquisition-related charges (including $39.3 million in amortization of intangibles and $600 thousand of other acquisition-related charges), $11.1 million of stock-based compensation, and $4.4 million of restructuring and impairment related charges. GAAP net loss for fiscal year 2007 was $7.6 million, an improvement of $74.1 million as compared with a GAAP net loss of $81.7 million in fiscal year 2006.

    -- Non-GAAP net income for the fiscal fourth quarter of 2007 was $52.2 million or $0.26 per diluted share, an improvement of 70 percent when compared to non-GAAP net income of $30.7 million or $0.15 per diluted share in the same period one year ago. Non-GAAP net income for fiscal year 2007 was $213.7 million or $1.05 per diluted share, an improvement of 123 percent in earnings per share when compared to $75.2 million or $0.47 per diluted share in fiscal year 2006.

    -- GAAP gross profit for the fiscal fourth quarter of 2007 was $84.0 million, compared to GAAP gross profit of $53.5 million in the same period one year ago. Non-GAAP gross profit for the fiscal fourth quarter of 2007 was $110.2 million, compared to non-GAAP gross profit of $92.2 million reported in the same period one year ago. GAAP gross profit for fiscal 2007 was $340.6 million, compared to $177.6 million for fiscal 2006. Non-GAAP gross profit was $439.4 million for fiscal 2007, compared to $278.2 million for fiscal 2006.

    -- GAAP R&D expense for the fiscal fourth quarter of 2007 was $42.5 million, compared with GAAP R&D expense of $35.8 million in the same period one year ago. Non-GAAP R&D expense for the fiscal fourth quarter of 2007 was $36.0 million, compared to non-GAAP R&D expense of $34.9 million in the same period one year ago. GAAP R&D expense for fiscal 2007 was $166.4 million, compared to $127.6 million for fiscal 2006. Non-GAAP R&D expense for fiscal 2007 was $137.7 million, compared to $120.6 million in fiscal 2006.

    -- GAAP SG&A expense for the fiscal fourth quarter of 2007 was $47.4 million, compared to GAAP SG&A expense of $50.0 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal fourth quarter of 2007 was $24.9 million, compared to non-GAAP SG&A expense of $26.4 million in the same period one year ago. GAAP SG&A expense for fiscal 2007 was $191.2 million, compared to $142.5 million for fiscal 2006. Non-GAAP SG&A expense for fiscal 2007 was $98.5 million, compared to $88.4 million for fiscal 2006.

    "We will continue investing in new technologies and products, which will allow us to build additional growth platforms and push us towards becoming a billion dollar company. I'm extremely proud of our employees who continue to focus and deliver great results for IDT, our customers and our shareholders," Mr. Lang continued.

    Webcast and Conference Call Information

    Investors can listen to a live or replay webcast of the Company's quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. PT on April 26, 2007. The webcast replay will be available after 5 p.m. PT on April 26.

    Investors can also listen to the live call at 1:30 p.m. PT on April 26 by calling (888) 276-0007 or (612) 332-0107. The conference call replay will be available after 5 p.m. PT on April 26 through 11:59 p.m. PT on May 3, 2007 at (800) 475-6701 or (320) 365-3844. The
access code is 868755.

    About IDT

    IDT is a world leader in developing and delivering vital semiconductor solutions that enable customers to accelerate innovation. IDT solutions help customers solve complex system design challenges associated with the evolving requirements of communications, computing and consumer applications. By leveraging its system knowledge and extensive blend of technologies, IDT is able to deliver essential solutions, including timing products, network search engines, flow-control management ICs and products for standards-based serial switching. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Market(R) under the symbol "IDTI." Additional information about IDT is accessible at www.IDT.com.

    Forward Looking Statements

    Investors are cautioned that forward-looking statements in this release involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and supply of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company's Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the year ended April 2, 2006 and Quarterly Report on Form 10-Q for the period ended December 31, 2006.

       IDT and the IDT logo are trademarks of Integrated Device
 Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.




                  INTEGRATED DEVICE TECHNOLOGY, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)
(In thousands, except per share data)

                         Three Months Ended       Twelve Months Ended
----------------------------------------------------------------------
                    April 1,  Dec. 31,  April 2,   April 1,  April 2,
                      2007      2006      2006       2007      2006
                   ---------- --------- ---------  --------- ---------

Revenues            $206,688  $206,196  $167,459    803,596   527,778

Cost of revenues     122,734   120,406   113,922    462,948   350,211
                   ---------- --------- ---------  --------- ---------

Gross profit          83,954    85,790    53,537    340,648   177,567
                   ---------- --------- ---------  --------- ---------

Operating
 expenses:

  Research and
   development        42,492    43,474    35,825    166,433   127,591

  Selling, general
   and
   administrative     47,440    46,791    49,956    191,211   142,518

  Acquired in-
   process
   research and
   development             -         -         -        500     2,300
                   ---------- --------- ---------  --------- ---------

Total operating
 expenses             89,932    90,265    85,781    358,144   272,409
                   ---------- --------- ---------  --------- ---------

Operating loss        (5,978)   (4,475)  (32,244)   (17,496)  (94,842)

Interest expense         (53)      (59)      (87)      (263)     (222)

Other-than-
 temporary
 impairment of
 investments               -         -         -          -    (1,705)

Interest income
 and other, net        3,942     4,027     2,586     15,211    12,660
                   ---------- --------- ---------  --------- ---------

Loss before income
 taxes                (2,089)     (507)  (29,745)    (2,548)  (84,109)

Provision
 (Benefit) for
 income taxes          1,322     1,433    (3,205)     5,030    (2,401)
                   ---------- --------- ---------  --------- ---------

Net Loss            $ (3,411) $ (1,940) $(26,540)    (7,578)  (81,708)
                   ========== ========= =========  ========= =========


Net loss per
 share:

Basic               $  (0.02) $  (0.01) $  (0.13)  $  (0.04) $  (0.52)

Diluted             $  (0.02) $  (0.01) $  (0.13)  $  (0.04) $  (0.52)

Weighted average
 shares:

Basic                196,527   197,332   198,830    198,106   157,345

Diluted              196,527   197,332   198,830    198,106   157,345




                  INTEGRATED DEVICE TECHNOLOGY, INC.
                  RECONCILIATION OF GAAP TO NON-GAAP
                             (Unaudited)
(In thousands)
                         Three Months Ended       Twelve Months Ended
----------------------------------------------------------------------
                    April 1,  Dec. 31,   April 2,   April 1, April 2,
                     2007       2006      2006       2007      2006
                   --------- ---------- ---------  --------- ---------


GAAP Net Loss      $ (3,411) $  (1,940) $(26,540)  $ (7,578) $(81,708)
                   ========= ========== =========  ========= =========

GAAP Diluted Loss
 Per Share         $  (0.02) $   (0.01) $  (0.13)  $  (0.04) $  (0.52)
                   ========= ========== =========  ========= =========
   Acquisition
    Related:

     Amortization
      of
      acquisition
      related
      intangibles
      (1)            39,263     39,664    56,537    155,388   127,470

     Inventory FMV
      write-up (1)        -        207     2,868      3,722    13,348

     Acquired In-
      process
      research and
      development
      (1)                 -          -         -        500     2,300

     Acquisition
      related
      costs (2)         592        727     1,375      4,311     5,126

   Restructuring
    Related:

     Reduction in
      Force (3)         407        814     1,081      2,560     3,405

     Assembly
      Transition
      Costs (4)       1,935        427         -      2,362         -

     Facility
      closure
      costs (5)         187        232     1,251        948    12,832

     Asset
      impairment
      (6)             1,915          -       (11)     4,397      (835)

   Other:

     Stock-Based
      Compensation
      Expense (7)    11,085     11,178         -     46,504         -

     Loss on
      short-term
      investments
      (8)                 -          -         -          -     2,597

     Taxes affects
      of Non-GAAP
      adjustments
      (9)               235        366    (5,881)       601    (9,354)
                   --------- ---------- ---------  --------- ---------

Non-GAAP Net
 Income            $ 52,208  $  51,675  $ 30,680   $213,715  $ 75,181
                   ========= ========== =========  ========= =========

Non-GAAP Diluted
 Earnings Per
 Share             $   0.26  $    0.25  $   0.15   $   1.05  $   0.47
                   ========= ========== =========  ========= =========

Weighted average
 shares:

Basic               196,527    197,332   198,830    198,106   157,345

Diluted             202,007    202,904   205,582    202,959   159,450



GAAP gross profit    83,954     85,790    53,537    340,648   177,567
                   --------- ---------- ---------  --------- ---------

   Acquisition
    Related:

     Amortization
      of
      acquisition
      related
      intangibles
      (1)            20,477     20,878    33,616     80,320    77,716

     Inventory FMV
      write-up (1)        -        207     2,868      3,722    13,348

     Acquisition
      related
      costs (2)         417        515       739      1,987     1,717

   Restructuring
    Related:

     Reduction in
      Force (3)         214        574       926      1,621     1,871

     Assembly
      Transition
      Costs (4)       1,935        427         -      2,362         -

     Facility
      closure
      costs (5)          76        150       510        571     6,824

     Asset
      impairment
      (6)             1,915          -       (11)     4,397      (835)

   Other:

     Stock-Based
      Compensation
      Expense (7)     1,251      1,107         -      3,740         -
                   --------- ---------- ---------  --------- ---------

Non-GAAP gross
 profit             110,239    109,648    92,185    439,368   278,208
                   --------- ---------- ---------  --------- ---------



GAAP R&D Expenses:   42,492     43,474    35,825    166,433   127,591
                   --------- ---------- ---------  --------- ---------

   Acquisition
    Related:

     Amortization
      of
      acquisition
      related
      intangibles
      (1)              (125)      (125)     (124)      (500)     (457)

     Acquisition
      related
      costs (2)        (218)      (148)     (561)    (2,040)   (3,249)

   Restructuring
    Related:

     Reduction in
      Force (3)        (125)      (240)      198       (684)      (33)

     Facility
      closure
      costs (5)         (65)       (47)     (421)      (217)   (3,204)

   Other:

     Stock-Based
      Compensation
      Expense (7)    (5,979)    (6,510)        -    (25,300)        -
                   --------- ---------- ---------  --------- ---------

Non-GAAP R&D
 Expenses            35,980     36,404    34,917    137,692   120,648
                   --------- ---------- ---------  --------- ---------



GAAP SG&A
 Expenses:           47,440     46,791    49,956    191,211   142,518
                   --------- ---------- ---------  --------- ---------

   Acquisition
    Related:

     Amortization
      of
      acquisition
      related
      intangibles
      (1)           (18,661)   (18,661)  (22,797)   (74,568)  (49,297)

     Acquisition
      related
      costs (2)          43        (64)      (76)      (284)     (161)

   Restructuring
    Related:

     Reduction in
      Force (3)         (68)         -      (352)      (255)   (1,500)

     Facility
      closure
      costs (5)         (46)       (35)     (320)      (160)   (3,143)

   Other:

     Stock-Based
      Compensation
      Expense (7)    (3,855)    (3,561)        -    (17,464)        -
                   --------- ---------- ---------  --------- ---------

Non-GAAP SG&A
 Expenses            24,853     24,470    26,411     98,480    88,417
                   --------- ---------- ---------  --------- ---------



GAAP Interest
 income and other,
 net                  3,889      3,968     2,499     14,948    10,733
                   --------- ---------- ---------  --------- ---------

     Loss on
      short-term
      investments
      (8)                 -          -         -          -     2,597

     Facility
      closure
      costs (5)           -          -         -          -      (339)

Non-GAAP Interest
 income and other,
 net                  3,889      3,968     2,499     14,948    12,991
                   --------- ---------- ---------  --------- ---------



GAAP Provision
 (Benefit) for
 Income Taxes         1,322      1,433    (3,205)     5,030    (2,401)
                   --------- ---------- ---------  --------- ---------

     Taxes affects
      of Non-GAAP
      adjustments
      (9)              (235)      (366)    5,881       (601)    9,354

Non-GAAP Provision
 for Income Taxes     1,087      1,067     2,676      4,429     6,953
                   --------- ---------- ---------  --------- ---------


    (1) Consists of amortization charges of acquisition-related intangible assets and the FMV adjustment of acquired inventory sold. In addition, the twelve month periods presented include acquired IPR&D related to our acquisition of Sigmatel's PC audio business and merger with Integrated Circuit Systems (ICS) in Q2 2007 and Q2 2006, respectively.

    (2) Consists of costs incurred in connection with our merger with ICS and the acquisition of Freescale assets in Q2 2006, such as additional depreciation resulting from purchase accounting and costs associated with the exit of previously leased facilities. In addition, all periods presented include retention costs incurred in connection with our acquisition of Zettacom.

    (3) Consists of costs associated with restructuring actions initiated by the Company, primarily severance and retention costs.

    (4) Consists of incremental costs incurred as the Company transitions its assembly operations in Malaysia to a third-party.

    (5) Consists of ongoing costs associated with the exit of our leased facilities in Santa Clara and Salinas (Q1 2006) and the closure of our manufacturing facility in the Philippines (Q1 2006).

    (6) Fiscal 2007 consists of impairment charges related to our manufacturing facility in the Philippines. Fiscal 2006 reflects the exclusion of gains realized on the sale of assets at our former manufacturing facility in Salinas, which were previously impaired.

    (7) Consists of stock-based compensation expense resulting from our adoption of SFAS 123R.

    (8) Consists of other-than-temporary impairment charges and losses on the sale of securities incurred primarily as a result of our merger with ICS.

    (9) Consists of the tax effects of acquisition-related non-GAAP adjustments. In addition, the nine months ended Q3 2006 consists of a net reduction in income tax reserves as a result of partial settlements with the IRS.




                  INTEGRATED DEVICE TECHNOLOGY, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Unaudited)

                                                 April 1,    Apr. 2,
(In thousands)                                     2007       2006
----------------------------------------------------------------------


ASSETS

Current assets:

Cash and cash equivalents                       $  246,589 $  266,173

Short-term investments                             113,344     29,800

Accounts receivable, net                            89,986     90,882

Inventories                                         85,076     58,692

Deferred Taxes                                         318      4,085

Prepaid and other current assets                    18,484     20,370
                                                ----------------------

Total current assets                               553,797    470,002

Property, plant and equipment, net                  93,058    108,663

Goodwill                                         1,038,064  1,010,659

Acquisition-related intangibles                    314,484    427,772

Other assets                                        24,386     20,595
                                                ----------------------

TOTAL ASSETS                                    $2,023,789 $2,037,691
                                                ======================



LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable                                $   47,854 $   39,891

Accrued compensation and related expenses           30,882     23,198

Deferred income on shipments to distributors        34,343     29,797

Income taxes payable                                22,050     29,119

Other accrued liabilities                           20,034     25,633
                                                ----------------------

Total current liabilities                          155,163    147,638


Deferred tax liabilities                            13,535     16,273

Long term liabilities                               16,001     15,581
                                                ----------------------

Total liabilities                                  184,699    179,492


Stockholders' equity                             1,839,090  1,858,199
                                                ----------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $2,023,789 $2,037,691
                                                ======================




    CONTACT: IDT Investor Relations
             Mike Knapp, 408-284-6515 (Financial Contact) mike.knapp@idt.com or
             IDT Worldwide Marketing
             Chad Taggard, 408-284-8200 (Press Contact) chad.taggard@idt.com